                                 SCHEDULE 14A

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  CMGI, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                  CMGI, INC.
                             100 BRICKSTONE SQUARE
                                  FIFTH FLOOR
                         ANDOVER, MASSACHUSETTS 01810

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, OCTOBER 28, 1999

                               ----------------

To the Stockholders of CMGI, Inc.

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of CMGI, Inc., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company at 100 Brickstone Square, Andover, Massachusetts, on Thursday, October 28, 1999, at 10:00 a.m. local time, for the purpose of considering and voting upon the following matter:

  1. To approve the conversion into Common Stock of all outstanding shares of the Company's Series D Preferred Stock issued to Digital Equipment Corporation ("Digital"), a wholly owned subsidiary of Compaq Computer Corporation ("Compaq"), in connection with the Company's recent acquisition of the AltaVista business from Compaq and Digital.

  A brief question and answer period with respect to the matter set forth above will precede the stockholder vote. The Company does not intend to make any presentations at this Meeting or to answer questions about its business and operations generally. No other business will be conducted at the Meeting. Only stockholders of record at the close of business on September 16, 1999 will be entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          /s/ DAVID S. WETHERELL
                                          David S. Wetherell, Secretary

September 24, 1999

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                                  CMGI, INC.
                             100 BRICKSTONE SQUARE
                                  FIFTH FLOOR
                         ANDOVER, MASSACHUSETTS 01810

                                PROXY STATEMENT

                    For the Special Meeting of Stockholders
                        To Be Held on October 28, 1999

General

  This Proxy Statement and Notice of Special Meeting of Stockholders are being provided and the accompanying proxy is being solicited by the Board of Directors of CMGI, Inc. (the "Company") for use at the Company's Special Meeting of Stockholders (the "Meeting") to be held at the principal executive offices of the Company, 100 Brickstone Square, Fifth Floor, Andover, Massachusetts 01810, on Thursday, October 28, 1999, at 10:00 a.m. local time, or at any adjournment or postponement of the Meeting, for the purposes set forth in this Proxy Statement and the foregoing Notice of Special Meeting of Stockholders. This Proxy Statement and accompanying proxy card are being mailed on or about September 24, 1999, to all stockholders entitled to notice of and to vote at the Meeting. The Company's telephone number is (978) 684-3600. Unless otherwise indicated all share amounts of the common stock of the Company, $0.01 par value per share (the "Common Stock"), reflect a three-for-two stock split in the form of a stock dividend on March 17, 1995 and four two-for-one stock splits in the form of stock dividends on February 2, 1996, May 11, 1998, January 11, 1999 and May 27, 1999.

Record Date, Voting Rights and Outstanding Shares

  Only holders of record at the close of business on Thursday, September 16, 1999, will be entitled to notice of, and to vote at, the Meeting. As of September 16, 1999, the Company had outstanding 116,148,257 shares of Common Stock and 18,090.45 shares of Series D Preferred Stock (the "Series D Preferred Stock"). Each share of Common Stock and Series D Preferred Stock is entitled to one vote on each proposal that will come before the Meeting. A majority of the outstanding shares of Common Stock and Series D Preferred Stock will constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Approval of the proposal to approve the Conversion (as defined below) will require the affirmative votes of the holders of a majority of the shares of Common Stock and Series D Preferred Stock, voting together as a single class, represented in person or by proxy and entitled to vote at the Meeting and actually voting on such proposal. Under applicable Delaware law, in determining whether such proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted. In addition, under NASD rules, the shares of Common Stock and Series D Preferred Stock held by Digital Equipment Corporation ("Digital") will not be counted in determining whether the Conversion has received the requisite number of affirmative votes.

Revocability of Proxies and Voting of Shares

  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. It may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 100 Brickstone Square, Fifth Floor, Andover, Massachusetts 01810, an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the Meeting and an election given to the Secretary of the Company to vote in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted (1) FOR the approval of the conversion into Common Stock of all of the outstanding shares of the Company's Series D Preferred Stock issued to Digital in connection with the Company's recent acquisition of the AltaVista business from Compaq Computer Corporation ("Compaq") and Digital (the "Conversion") and (2) in accordance with the judgment of the proxies as to any adjournments or postponements of the Meeting.

  David S. Wetherell and a related trust and limited liability company, owning an aggregate of 15,230,940 shares of Common Stock as of June 29, 1999, have entered into a Voting Agreement with Compaq dated as of June 29, 1999 pursuant to which they have agreed to vote in favor of the Conversion.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information, as of July 31, 1999, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on July 31, 1999 (the "Named Executive Officers"), and (iv) all executive officers and directors of the Company as a group.

                                                     Amount and Nature of
                                                     Beneficial Ownership
                                                     -------------------------
                                                     Number of      Percent of
           Name and Address of Beneficial Owner      Shares(1)      Class (%)
           ------------------------------------      ----------     ----------
      5% Stockholders

      David S. Wetherell............................ 17,536,828(2)     17.9%
      c/o CMGI, Inc.
      100 Brickstone Square
      First Floor
      Andover, MA 01810

      FMR Corp......................................  9,594,100(3)     10.0%
      82 Devonshire Street
      Boston, MA 02109

      Other Directors

      William H. Berkman............................         --           *

      Craig D. Goldman..............................    195,200(4)        *

      Avram Miller..................................         --           *

      Robert J. Ranalli.............................      5,200(5)        *

      Other Named Executive Officers

      Andrew J. Hajducky III........................    127,749(6)        *

      Hans Hawrysz..................................     27,667(7)        *

      Richard F. Torre..............................     62,509(8)        *

      Paul L. Schaut................................      9,500(9)        *

      Executive officers and directors, as a group
       (9 persons).................................. 17,964,653(10)    18.3%

--------
 * Less than 1%.
(1) The number of shares beneficially owned by each director, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after July 31, 1999 through the exercise of any stock option or other right ("Presently Exercisable Options"). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

 (2) Includes 2,305,888 shares which may be acquired by Mr. Wetherell pursuant to Presently Exercisable Options. Includes 8,466,336 shares held by a limited liability company of which Mr. Wetherell is the managing member and 23,372 shares held by Mr. Wetherell and his wife as trustees for the David S. Wetherell Charitable Trust, for which 8,489,708 shares Mr. Wetherell disclaims beneficial ownership.
 (3) Based on the information provided on the Amendment No. 7 to the Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on May 10, 1999. FMR Corp. has sole dispositive power with respect to such shares, and sole voting power with respect to 5,001,060 shares. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended, is the beneficial owner of 4,523,600 shares of Common Stock as a result of its serving as investment manager of institutional accounts.
 (4) Includes 75,200 shares which may be acquired by Mr. Goldman pursuant to Presently Exercisable Options. Mr. Goldman is also deemed the beneficial owner of 10,000 shares of the common stock, $0.01 par value per share, of SalesLink Corporation ("SalesLink"), a subsidiary of the Company and 10,000 shares of the common stock, $0.01 par value per share, of NaviSite, Inc. ("NaviSite"), a subsidiary of the Company, which shares may be acquired by Mr. Goldman pursuant to Presently Exercisable Options. These shares represent less than one percent of the voting power of the outstanding capital stock of SalesLink and NaviSite, respectively. Mr. Goldman also owns 37,499 shares of the common stock, $0.01 par value per share, of Engage Technologies, Inc. ("Engage"), a subsidiary of the Company.
 (5) Includes 5,200 shares which may be acquired by Mr. Ranalli pursuant to Presently Exercisable Options. Mr. Ranalli is also deemed the beneficial owner of 5,000 shares of the common stock, $0.01 par value per share, of Planet Direct Corporation ("Planet Direct"), a subsidiary of the Company, which shares may be acquired by Mr. Ranalli pursuant to Presently Exercisable Options. These shares represent less than one percent of the voting power of the outstanding capital stock of Planet Direct.
 (6) Includes 106,997 shares which may be acquired by Mr. Hajducky pursuant to Presently Exercisable Options.
 (7) Includes 11,667 shares which may be acquired by Mr. Hawrysz pursuant to Presently Exercisable Options. Mr. Hawrysz also owns 250,000 shares of the common stock, $0.01 par value per share, of Planet Direct. These shares represent approximately three percent of the voting power of the outstanding capital stock of Planet Direct.
 (8) Includes 29,669 shares which may be acquired by Mr. Torre pursuant to Presently Exercisable Options and 6,000 shares held in trust for the benefit of Mr. Torre's minor children. Mr. Torre is also deemed the beneficial owner of 233,333 shares of the common stock, $0.01 par value per share, of SalesLink, which shares may be acquired by Mr. Torre pursuant to Presently Exercisable Options. These shares represent approximately two percent of the voting power of the outstanding capital stock of SalesLink.
 (9) Includes 9,500 shares which may be acquired by Mr. Schaut pursuant to Presently Exercisable Options. Mr. Schaut is deemed the beneficial owner of 252,484 shares of the common stock, $0.01 par value per share, of Engage, and 17,500 shares of common stock of Engage which shares may be acquired by Mr. Schaut pursuant to Presently Exercisable Options. These shares represent less than one percent of the voting power of the outstanding capital stock of Engage.
(10) Includes 2,544,121 shares which may be acquired pursuant to Presently Exercisable Options.

Digital is the beneficial owner of all of the 18,090.45 shares of Series D Preferred Stock of the Company.

                                PROPOSAL NO. 1
               APPROVAL TO CONVERT ALL OF THE OUTSTANDING SHARES
                 OF SERIES D PREFERRED STOCK INTO COMMON STOCK

  At the Meeting, the stockholders of the Company will vote on a proposal to approve the conversion into shares of Common Stock all of the outstanding shares of the Company's Series D Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"), that were issued to Digital in connection with the Company's acquisition of the AltaVista business from Compaq and Digital on August 18, 1999.

  On June 29, 1999, the Company entered into a Purchase and Contribution Agreement among itself, Compaq, Digital, a wholly owned subsidiary of Compaq, AltaVista Company, a wholly owned subsidiary of Digital ("AltaVista"), and Zoom Newco Inc., a wholly owned subsidiary of the Company ("Newco") (the "Purchase and Contribution Agreement"), which provided, among other things, that (1) Compaq and Digital contribute to Newco certain assets and liabilities constituting the AltaVista division of Digital, (2) Compaq and/or Digital receive 18,994,975 shares of the Company's Common Stock, 18,090.45 shares of the Company's Series D Preferred Stock and a three-year promissory note of the Company in the principal amount of $220,000,000, and (3) Compaq and/or Digital receive approximately 19% of the outstanding shares of the common stock of Newco and the Company will own the balance of the outstanding capital stock of Newco. Following the satisfaction of all closing conditions set forth in the Purchase and Contribution Agreement, the acquisition closed on August 18, 1999 (the "Closing"). As of the Closing, the 18,090.45 shares of the Series D Preferred Stock had an aggregate stated value of $180,000,000 and shall be converted, upon stockholder approval of the Conversion, into 1,809,045 shares of Common Stock.

  In connection with the sale of the AltaVista division to the Company, Digital received 18,994,975 shares of the Company's Common Stock, representing approximately 16.6% (on a post-issuance basis) of the outstanding shares of Common Stock as of August 18, 1999. NASD rules require stockholder approval for the issuance of 20% (on a pre-issuance basis) or more of the Company's outstanding Common Stock. Because the conversion of the Series D Preferred Stock would result in Digital receiving more than 20% (on a pre-issuance basis) of the Company's outstanding Common Stock, the Series D Preferred Stock may not be converted into shares of Common Stock without stockholder approval. If the stockholders approve the Conversion at the Meeting, the 18,090.45 shares of Series D Preferred Stock held by Digital shall be converted into 1,809,045 shares of Common Stock. If the Series D Preferred Stock issued to Digital had been converted into shares of Common Stock on August 18, 1999, then Digital would have owned approximately 17.9% (on a post-issuance basis and assuming conversion of the Series D Preferred Stock) of the outstanding shares of Common Stock.

Series D Preferred Stock of the Company

  The designations, amount, voting powers, preferences and rights of the Series D Preferred Stock are set forth in the Certificate of Designations of Series D Preferred Stock of the Company as filed with the Secretary of State of the State of Delaware. The following is a summary of the principal terms of the Series D Preferred Stock.

Dividends and Distributions

  The holders of Series D Preferred Stock are entitled to receive cumulative dividends, payable quarterly from the date of issuance, at an annual return rate of 11.0% of the stated value per share ($9,950) for the first six months after issuance and 14.0% for the following six months. Thereafter, the annual return rate will increase by 50 basis points for each subsequent six month period up to a maximum annual return rate of 16.0%. Each holder of Series D Preferred Stock is also entitled to receive any dividend paid on the Common Stock through the date of the Conversion. However, no quarterly dividends will accrue or be payable for the first six months after issuance in the event that the Conversion occurs prior to the date six months after issuance. The dividends are payable at the option of the Company in cash, marketable securities or freely tradeable Common Stock, or any combination thereof. There are currently no outstanding dividends due to the holders of shares of Series D Preferred Stock.

  The Series D Preferred Stock ranks in preference: (i) junior to the Company's Series B Convertible Preferred Stock and Series C Convertible Preferred Stock; (ii) senior to the Common Stock; and (iii) at least pari passu with any other class or series of capital stock thereafter created, in each case as to distribution of assets upon voluntary or involuntary liquidation or dissolution.

Voting

  Holders of Series D Preferred Stock are entitled to one vote per share on all matters submitted to stockholders for a vote.

  While any shares of Series D Preferred Stock are outstanding, the Company may not, without the approval of holders of at least a majority of the outstanding shares of Series D Preferred Stock voting as a separate class: (i) change the rights, preferences or privileges of the Series D Preferred Stock or any capital stock of the Company so as to affect adversely the Series D Preferred Stock; (ii) create any new class or series of securities senior to or on a parity with the Series D Preferred Stock; (iii) redeem or purchase any shares of Series D Preferred Stock; (iv) increase the number of authorized shares of Series D Preferred Stock; (v) increase the par value of the Common Stock; (vi) at any time more than six months after the date of issuance, sell, lease or otherwise dispose of all or substantially all of its assets or properties, or approve any sale, lease or other disposition of all or substantially all of the assets or properties of any subsidiary; (vii) at any time more than six months after the date of issuance, enter into any merger or consolidation, or approve any merger or consolidation involving a subsidiary (other than one in which the holders of voting capital stock of the Company or such subsidiary immediately prior to such merger or consolidation continue to hold at least a majority by voting power of the surviving or acquiring corporation or, if the surviving or acquiring corporation is a subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation); or (viii) approve any dissolution or liquidation of the Company.

Liquidation

  Upon voluntary or involuntary liquidation or dissolution of the Company, each holder of the Series D Preferred Stock will be entitled to receive before any distributions are made to holders of any junior shares, an amount per share equal to the sum of (i) the stated value plus (ii) the per share amount of accrued and unpaid dividends. After payment of all such preferential amounts, the remaining assets and funds of the Company shall be distributed among the holders of shares of Series D Preferred Stock, Common Stock and any other class or series of stock entitled to participate in liquidation distributions with the holders of Common Stock, pro rata based on the number of shares of Common Stock held by each (assuming conversion into Common Stock of all such shares). Certain corporate events including a consolidation or merger in which the stockholders of the Company do not continue to own at least 50% of the voting power of the acquiring company or a sale of all or substantially all of the assets of the Company, shall be deemed to be liquidation events.

Mandatory Redemption

  On the seventh anniversary of the date of the initial issuance of the Series D Preferred Stock, the Company will be required to redeem all of the outstanding shares of Series D Preferred Stock at a redemption price equal to the sum of the stated value per share plus any accrued and unpaid dividends.

Automatic Conversion

  In the event that the stockholders of the Company shall at any meeting of stockholders approve the Conversion, by a majority of votes cast at such a meeting, all of the outstanding shares of Series D Preferred Stock will automatically be converted into an aggregate of 1,809,045 shares of Common Stock, subject to customary adjustments for stock splits and similar events. Upon the Conversion, Digital, as the holder of all outstanding shares of Series D Preferred Stock, will receive 1,809,045 shares of Common Stock.

Reason for the Conversion and Certain Considerations

  Under the Purchase and Contribution Agreement, the Company agreed to promptly prepare and file with the Securities and Exchange Commission this Proxy Statement, call the Meeting and use its best efforts to obtain stockholder approval of the Conversion.

  The Board of Directors is of the opinion that the Conversion is advisable and in the best interests of the Company and its stockholders. Stockholders should consider the following possible effects, as well as the other information contained in this Proxy Statement, in evaluating the Conversion.

Consequences if this Proposal is Not Approved

  To the extent that the date of the Conversion is postponed or delayed, the annual return rate received by the holders of Series D Preferred Stock increases every six-month period up to a maximum of 16.0%.

  If the shares of Series D Preferred Stock are not converted prior to the seventh anniversary of the date of their issuance, the Company will be required to redeem all then outstanding shares of Series D Preferred Stock for $180,000,000, plus all accrued but unpaid dividends. At the time of such redemption, the Company may not have sufficient funds available for redemption, or may have allocated such funds for other capital purposes which it will have determined are in the best interests of the Company and its stockholders.

  Upon any liquidation or deemed liquidation of the Company, holders of Series D Preferred Stock will be entitled to receive the sum of the stated value of such shares, accrued and unpaid dividends and the ratable distribution, if any, made in respect of the Common Stock.

  Until any Conversion, the Company may not, without the approval of the holders of at least a majority of the outstanding shares of Series D Preferred Stock, voting as a separate class, take any of the actions described above under "Series D Preferred Stock of the Company--Voting."

Consequences if this Proposal is Approved

  After the Conversion, the holder of Series D Preferred Stock will no longer be entitled to receive any preferential dividends or distributions or any redemption rights. In addition, the holder of Series D Preferred Stock will no longer have any special voting rights as to any matters. After the Conversion, the holder of Series D Preferred Stock will have the right to cast an aggregate of 1,809,045 votes on all matters submitted to a vote of the holders of Common Stock.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE CONVERSION INTO COMMON STOCK OF ALL OF THE OUTSTANDING SHARES OF SERIES D PREFERRED STOCK.

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.

                                    GENERAL

Other Matters

  The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Stockholder Proposals for 1999 Annual Meeting

  Any proposal that a stockholder of the Company wished to be considered for inclusion in the Company's proxy materials for its 1999 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must have been received by the Secretary of the Company at its offices, 100 Brickstone Square, First Floor, Andover, Massachusetts 01810 no later than July 30, 1999.

  If a stockholder of the Company wished to present a proposal before the 1999 Annual Meeting other than one submitted for inclusion in the Company's proxy statement and proxy, such stockholder must have given written notice to the Secretary of the Company at the address noted above. The Secretary must have received such notice no later than July 30, 1999. If a stockholder fails to provide timely notice of a proposal to be presented at the 1999 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on that proposal if it is properly brought before the 1999 Annual Meeting.

Costs of Solicitation

  The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of Common Stock of the Company held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, and personal solicitation by Directors, officers and other regular employees of the Company. No additional compensation will be paid to Directors, officers or other regular employees for such services.

                                          By Order of the Board of Directors

                                          /s/ David S. Wetherell
                                          David S. Wetherell, Secretary

September 24, 1999

                                                                      Appendix A
                                                                      ----------

                                  CMGI, INC.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        To be held on October 28, 1999

                     THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY
                  AND SHOULD BE RETURNED AS SOON AS POSSIBLE

     The undersigned, having received notice of the Special Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) David S. Wetherell, Andrew J. Hajducky III and William Williams II, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of CMGI, Inc. (the "Company") to be held on Thursday, October 28, 1999 at 10:00 a.m. at the offices of the Company, 100 Brickstone Square, First Floor, Andover, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matter in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to the proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

     A VOTE "FOR" PROPOSAL NO. 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT THEREOF.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NO. 1.

     Proposal No. 1
     --------------

     To approve the conversion into Common Stock of all outstanding shares of Series D Preferred Stock.

            [_] FOR                           [_] WITHHOLD

Please mark your vote
as indicated in this example   [X]


MARK HERE                                     MARK HERE IF
FOR ADDRESS                                   YOU PLAN TO
CHANGE AND        [_]                         ATTEND THE         [_]
NOTE AT LEFT                                  MEETING



                                   Dated: ______________________, 1999


                                   ___________________________________
                                               Signature


                                   ___________________________________
                                       Signature if held jointly

                                   NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS
                                   HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON, GIVING FULL TITLE.